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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                JANUARY 28, 1998
                                (Date of Report)
                Date of earliest event reported: January 23, 1998


                            BRADLEY REAL ESTATE, INC.
             (Exact name of Registrant as specified in its charter)




                                    MARYLAND
                 (State or other jurisdiction of incorporation)


         1-10328                                         04-6034603
(Commission File Number)                    (I.R.S. Employer Identification No.)


40 SKOKIE BOULEVARD, SUITE 600
NORTHBROOK, ILLINOIS                                                  60062-1626
(Address of principal executive offices)                              (Zip Code)


                  Registrant's telephone number, including area code:
                                 (847) 272-9800





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ITEM 5.   OTHER EVENTS.

        Bradley Operating Limited Partnership (the "Partnership") is the entity through which Bradley Real Estate, Inc., a self-managed real estate investment trust, conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. The Partnership has completed the offering of $100,000,000 aggregate principal amount of its 7.2% Notes due 2008 (the "Notes") on January 28, 1998. The offering of the Notes was made pursuant to a Prospectus Supplement dated January 23, 1998 relating to the Prospectus dated November 18, 1997 which was originally filed with the Partnership's shelf registration statement on Form S-3 (file no. 333-36577).

        The 2008 Notes bear interest at 7.2% per annum and will mature on January 15, 2008. The Notes bear interest from January 15, 1998 or from the immediately preceding Interest Payment Date (as defined below) to which interest had been paid, payable semi-annually in arrears on January 15 and July 15 of each year, commencing July 15, 1998 (each, an "Interest Payment Date"), to the persons in whose name the Notes are registered in the security register on the preceding January 1 or July 1, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

        The Notes may be redeemed at any time at the option of the Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in Supplemental Indenture No. 2 referenced below), if any, with respect to such Notes.

        The 2008 Notes are issued under an Indenture and Supplemental Indenture No. 2, dated January 28, 1998, between the Partnership and LaSalle National Bank, as Trustee. The underwriting discount for the Notes is 0.650% and the price to the public is 99.701% of the principal amount of the Notes.

        The net proceeds to the Partnership from the sale of the Notes are $99,051,000. The Partnership intends to use the net proceeds to reduce the outstanding indebtedness incurred under the Operating Partnership's unsecured revolving line of credit, with the expectation that the Operating Partnership may reborrow under the line for the acquisition, development, renovation and expansion of properties.

        Delivery of the Notes was made on January 28, 1998 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 28, 1998              BRADLEY REAL ESTATE, INC.


                                    By: /s/ Thomas P. D'Arcy
                                        ---------------------------------------
                                        Thomas P. D'Arcy
                                        President and Chief Executive Officer




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER          EXHIBIT

     1.1 Definitive Underwriting Agreement, dated January 23, 1998, relating to the 7.2% Notes due 2008 (incorporated by reference to Current Report on Form 8-K filed on January 28, 1998 by Bradley Operating Limited Partnership (file number 0-23065)).

     4.1 Definitive Supplemental Indenture No. 2, dated as of January 28, 1998, between Bradley Operating Limited Partnership and LaSalle National Bank (incorporated by reference to Current Report on Form 8-K filed on January 28, 1998 by Bradley Operating Limited Partnership (file number 0-23065)).

     4.3 Bradley Operating Limited Partnership, 7.2% Note due 2008, dated January 28, 1998 (incorporated by reference to Current Report on Form 8-K filed on January 28, 1998 by Bradley Operating Limited Partnership (file number 0-23065)).







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